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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                 March 13, 2000

                                   CDNOW, INC.
                 (Exact Name of Registrant Specified in Charter)
                 -----------------------------------------------

       Pennsylvania               0-25543                 23-2979814
      ---------------        -----------------          --------------
      (State or Other        (Commission File           (I.R.S. Employer
      Jurisdiction of              Number)             Identification No.)
       Incorporation)


         1005 Virginia Drive, Fort Washington, PA          19034
         ----------------------------------------        ---------
         (Address of Principal Executive Offices)        (Zip Code)

                                 (610) 619-9900
                         -------------------------------
                         (Registrant's telephone number)

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On March 13, 2000, CDnow, Inc., Time Warner Inc. and Sony Corporation announced the termination of the pending merger of CDnow with Time Warner's and Sony's Columbia House. The parties entered into a Termination Agreement, an Amendment to the Convertible Loan Agreement and Consent in respect of Guarantee. We attached these agreements as exhibits to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

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
Exhibit Number               Description
--------------               -----------
     2.1                     Termination Agreement, dated as of March 13, 2000, among Time Warner
                             Inc., Sony Corporation of America, CDnow, Inc., Delaware Holdco
                             Corporation, Pennsylvania Subsidiary, Inc., Delaware Sub I L.L.C. and
                             Delaware Sub II L.L.C.

    10.1                     Amendment dated as of March 13, 2000, to the Convertible Loan Agreement
                             dated as of July 12, 1999, among CDnow, Inc., Sony Music Entertainment
                             Inc. and Time Warner Inc.

    10.2                     Consent dated as of March 13, 2000, in respect of Guarantee and
                             Collateral Agreement dated as of January 21, 2000, made by CDnow, Inc.
                             and the other parties named therein, in favor of Time Warner Inc. and
                             Music Entertainment Inc.

    99.1                     Joint Press Release, dated March 13, 2000 issued by CDnow, Inc., Time
                             Warner Inc. and Sony Corporation

    99.2                     Press Release, dated March 13, 2000 issued by CDnow, Inc.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     CDNOW, INC.


                                                              By: /s/ Jason Olim
                                                   -----------------------------
                                                                      Jason Olim
                                                   President and Chief Executive
                                                                         Officer


Dated:  March 13, 2000

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                                  EXHIBIT INDEX
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

Exhibit Number               Description
--------------               -----------
     2.1                     Termination Agreement, dated as of March 13, 2000, among Time Warner
                             Inc., Sony Corporation of America, CDnow, Inc., Delaware Holdco
                             Corporation, Pennsylvania Subsidiary, Inc., Delaware Sub I L.L.C. and
                             Delaware Sub II L.L.C.

    10.1                     Amendment dated as of March 13, 2000, to the Convertible Loan Agreement
                             dated as of July 12, 1999, among CDnow, Inc., Sony Music Entertainment
                             Inc. and Time Warner Inc.

    10.2                     Consent dated as of March 13, 2000, in respect of Guarantee and
                             Collateral Agreement dated as of January 21, 2000, made by CDnow, Inc.
                             and the other parties named therein, in favor of Time Warner Inc. and
                             Music Entertainment Inc.

    99.1                     Joint Press Release, dated March 13, 2000 issued by CDnow, Inc., Time
                             Warner Inc. and Sony Corporation

    99.2                     Press Release, dated March 13, 2000 issued by CDnow, Inc.


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